SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) October 1, 2002
                                                          ---------------


                               SEREFEX CORPORATION
                     --------------------------------------
             (exact name of registrant as specified in its charter)


DELAWARE                                                              59-2412164
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

645 Penobscot Building, Suite #1300, Detroit, MI 48226.
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(Address of principal executive offices)

Registrant's telephone number, including area code:           (313) 237-8743.
                                                              -------------
SPECTRAFAX CORPORATION
-------------------------
Former name of Registrant

Note:  This amendment submitted to correct dates shown.


          Item 5.  Other Events.

          SEREFEX CORPORATION (FORMALLY SPECTRAFAX) FILES SUIT AGAINST FORMER CEO, HIS WIFE AND SON, RELATED TRUSTS AND NUMEROUS OFFSHORE BAHAMIAN TRADING ENTITIES IN AN AMOUNT IN EXCESS OF 1 MILLION DOLLARS.

          Item 7.  Financial Statements and Exhibits.

          (c) Exhibits.

                  99.1  Press Release



                                    SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          SEREFEX CORPORATION

                                          formerly SPECTRAFAX CORPORATION
                                          /s/ BRIAN DUNN
                                          ------------------------
                                          Brian Dunn
                                          President

                                          Dated: October 1, 2002